Exhibit 99.4

CORPORATE PRESENTATION March 2024

FORWARD LOOKING STATEMENTS Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward - looking statements . Although Protara believes that it has a reasonable basis for each forward - looking statement contained in this presentation, Protara cautions you that forward - looking statements are not guarantees of future performance and that its actual results of operations, financial condition and liquidity, and the development of the industry in which Protara operates may differ materially from the forward - looking statements contained in this presentation . Such forward - looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things : Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials ; statements related to expectations regarding interactions with the U . S . Food and Drug Administration (FDA) , Protara’s financial footing ; statements regarding the anticipated safety or efficacy of Protara’s product candidates ; and Protara’s outlook for the remainder of the year . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . Factors that contribute to the uncertain nature of the forward - looking statements include : risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with : Protara’s development programs, including the initiation and completion of non - clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies ; general market conditions ; changes in the competitive landscape ; changes in Protara’s strategic and commercial plans ; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts ; having to use cash in ways or on timing other than expected ; the impact of market volatility on cash reserves ; the loss of key members of management ; the impact of general U . S . and foreign, economic, industry, market, regulatory, political or public health conditions ; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission . All forward - looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date . Protara undertakes no obligation to update any forward - looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . The information provided in this presentation is strictly confidential . You must keep any information we provide to you at this meeting confidential unless and until we make such information public . 2 CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

ENCOURAGING INTERIM NMIBC DATA; DE-RISKED RARE DISEASE PROGRAMS

TARA-002 in NMIBC

- **Encouraging**, pooled* **3-month interim** data in 16 CIS patients
- **Expecting enhanced CR Rates**
  - **MOA** and **non-clinical study** suggest **enhanced, durable** CRs following continued dosing
  - Planned **reinduction, priming** and exploring **higher dose**
  - Planned **anti-PD-1 combo** POC study
- **Unique characteristics** anticipated to drive significant adoption

IV Choline Chloride in Parenteral Nutrition

- **Aligned with FDA** on **single pivotal study** showing restoration of choline levels (already demonstrated in phase 2)
- **40K** addressable patient population, ODD and compound patent in U.S. (2041 exp.)
- Planning to initiate **pivotal study by YE'24**

TARA-002 in LMs

- De-risked rare disease program with **PRV opportunity**
- Ph 2 trial ongoing

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© 2024 Protara Therapeutics. All Rights Reserved - Do Not Copy or Distribute

*Patient contribution across trials: ADVANCED-1 Ph 1a = 3 patients; ADVANCED-1 Ph 1b = 8 patients; ADVANCED-12 Ph 2 naïve cohort = 5 patients Data cut off date: 3/19/24

Definitions: CR= Complete response, NMIBC = non-muscle invasive bladder cancer; MOA = mechanism of action; CIS = Carcinoma in situ; PK/PD=Pharmacokinetic/pharmacodynamic; PN=parenteral nutrition; LMs=lymphatic malformations; PRV=pediatric review voucher

3

LED BY A TEAM OF EXPERIENCED PROFESSIONALS 4 Jesse Shefferman Co - founder, Director, Chief Executive Officer Pat Fabbio Chief Financial Officer Jacqueline Zummo, PhD, MPH, MBA Co - founder, Senior Vice President, Chief Scientific Operations Officer Justine O’Malley Senior Vice President, Investor Relations and Corporate Communications Mary Grendell General Counsel, Corporate Secretary CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

MULTIPLE VALUE CREATION OPPORTUNITIES ACROSS OUR PIPELINE 5 *Granted Orphan Drug Designations by the U.S. FDA **TARA - 002 granted Rare Pediatric Disease designation by the FDA and orphan drug designation by the European Medicines Agency for the treatment of LMs. Definitions: CPI=Checkpoint inhibitor CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute Current Status Phase 3 Phase 2 Phase 1 Pre - Clinical Indication ONCOLOGY Encouraging POC activity data - 1EXP ADVANCED NMIBC: CIS +/ - Ta any BCG status TARA - 002 Currently enrolling; Designed to be registrational - 2 (Cohort B) ADVANCED NMIBC: BCG - unresponsive CIS +/ - Ta/T1 POC Interim data expected 2H’24 - 2 (Cohort A) ADVANCED NMIBC: BCG - naïve CIS +/ - Ta/T1 Initiate POC combo trial in Q4’24 NMIBC: CIS+/ - Ta/T1 TARA - 002 + Pembro RARE DISEASES PK - based pivotal study design confirmed by FDA THRIVE - 3 Choline for parenteral nutrition (PN) patients* IV CHOLINE Enrolling safety cohorts BORN - 1 STAR Lymphatic Malformations (LMs)** TARA - 002

FINANCING TAKES US THROUGH MULTIPLE CATALYSTS BY 2026 6 © 2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute *Designed to be registrational **Financing would support acceleration of these programs 1H’24 2H’24 1H’25 2H’25** NMIBC: BCG - Naïve POC Current pooled preliminary 3 - month data from ADVANCED - 1a, 1b and ADVANCED - 2 10 patient risk benefit Add Cohort C: 80KE Add Cohort D: Systemic Priming Cohort C: 80KE data ** Cohort D: Systemic Priming data ** NMIBC: BCG - Unresponsive registrational* 25 patient futility analysis Complete enrollment of registrational trial Combination Study with checkpoint inhibitor in BCG - experienced Initiate Ph 2 POC combo** Results of Ph 2 POC combo trial Initiate Ph 3 trial IV Choline Announce PK - based pivotal study design Initiate registrational trial** Interim read - out ** LMs Ph 2 Interim data Interim data on first efficacy cohort

TARA - 002 Lyophilized, Inactivated Group A Streptococcus pyogenes

8 TARA - 002: BROAD IMMUNOPOTENTIATOR WITH HISTORY OF ONCOLOGY USE IN JAPAN TARA - 002 is an investigational, genetically distinct strain of Streptococcus pyogenes that is inactivated while retaining its immune - stimulating properties TARA - 002 is manufactured under cGMP conditions from the same Master Cell Bank as originator therapy OK - 432, (1) approved for LMs and a number of oncology indications in Japan There are close to 2,000 publications for OK - 432 in Pubmed Protara has worldwide rights, excluding Japan & Taiwan, for TARA - 002 / OK - 432 1. Marketed in Japan and Taiwan as Picibanil ® . LIVE CELLS INACTIVATED CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

Activates Th1 Immune Cascade (1)(2)(3) BROAD IMMUNOPOTENTIATION = POTENTIAL FOR DURABLE RESPONSE Mechanism similar to BCG, unique to all other agents in development 1. Fujimoto T., et al. J Immunol. 1997: 5619. | 2. Ryoma Y, et al. Anticancer Res. 2004; 3295 - 3298. | 3. Zhao H, et al. Microbiol. Immunol. 1994; 183 - 190. 9 IFN - CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute IL - 1b NK - Cells IL - 6 IL - 12 TNF - α GM - CSF

TARA - 002 Non - Muscle Invasive Bladder Cancer

TARA - 002 INTERIM 3 - MONTH DATA DEMONSTRATES ENCOURAGING ACTIVITY 11 CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute 100% 63% 0% 14% 13% 33% 38% 60% 50% 43% 0% 20% 40% 80% 100% Unresponsive/Exposed Naïve Total CR % CIS - only CIS +Ta/T1 TOTAL N=5/8 N=2/2 N=3/6 CIS - only CRs N=1/8 N=1/7 N=0/1 CIS + Ta/T1 N=6/16 N=3/9 N=3/7 Total *Patient contribution across trials: ADVANCED - 1 Ph 1a = 3 patients - 1/3 CRs; ADVANCED - 1 Ph 1b/EXP = 8 patients – 3/8 CRs; ADVANCED 2 Ph 2 naïve cohort = 5 patients – 2/5 CRs Pooled data from 3 - month evaluable patients (N=16): Ph1a, Ph1b - EXP and Naïve Cohort from Ph2 Definition: CR = Complete response Data cutoff 3/19/24

Apparent 4x clearance to immune exhausting dose TARA - 002 MOUSE MODEL SUGGESTS DURABLE EFFECT, SUPPORTS MODIFICATIONS Kaplan Meyer survival curve. Mantel - Cox Test, Bonferroni correction . *, P<0.05; **, P<0.01; ***, P<0.001 1 1 ) Evidence of delayed onset to peak therapeutic effect – onset at dose 2 2 2 ) Sustained activity following onset HED: Human Equivalent Dose Luciferase - expressing MB49 bladder cancer cells were instilled in mouse bladder. Mice bearing orthotopic MB49 bladder tumors were treated intravesically with TARA - 002. Tumor growth was evaluated by bioluminescence imaging. B 100 0 10 20 40 50 60 30 Days 0 20 40 60 80 % survival Vehicle 0.8 KE/mL (HED= 40 KE/Patient) 3.2 KE/mL (HED= 160 KE/Patient) 12.8 KE/mL (HED= 640 KE/Patient) Dose 4 **** ** ** 0 3 6 9 12 15 18 21 24 27 30 Days HED: Human Equivalent Dose 5 6 7 8 A 9 Bioluminescence Log 10 Total Flux (p/s) Vehicle 0.8 KE/mL (HED= 40 KE/Patient) 3.2 KE/mL (HED= 160 KE/Patient) 12.8 KE/mL (HED= 640 KE/Patient) ** 1 2 3 4 3 Evidence of durable effect – 80% survival and 60% DFS at day 60 4 12 CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

DURABLE RESPONSES, SUSTAINED ACTIVITY FOLLOWING ONSET

Vehicle: 0.9% saline, Intravesical instillation



15 16 27 40 60 64 66 72 82 93
DOSE 1
DOSE 2
DOSE 3
DOSE 4
Day 6
Day 9
Day 13
Day 16
Day 20
Day 23
Day 27
Day 30
Day 34
Day 36
Day 41
Day 44
Day 48
Day 51
Day 55
Day 58

TARA-002, Intravesical instillation 40KE HED



5 32 41 53 57 69 80 87 88 91
DOSE 1
DOSE 2
DOSE 3
DOSE 4
Day 6
Day 9
Day 13
Day 16
Day 20
Day 23
Day 27
Day 30
Day 34
Day 36
Day 41
Day 44
Day 48
Day 51
Day 55
Day 58
High
Low

Mouse #57 died of causes other than cancer, unrelated to drug

TARA-002 exhibited long-term anti-tumor effect in MB49 orthotopic mouse model. In vivo bioluminescence images of tumor development during and after intravesical instillation of vehicle and TARA-002.

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PRIMING, REINDUCTION, AND MAINTENANCE EXPECTED TO ENHANCE TARA - 002 RESPONSES 14 Exploratory Cohorts C and D in ADVANCED - 2 (financing use of proceeds) CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute Currently in ADVANCED - 2 P • • REINDUCTION • 5/8 CIS+Ta/T1 Non - CRs in our pooled data had persistent CIS, no papillary recurrence • At 3 months, these patients were effectively CIS - only, our highest CRRs, and candidates for reinduction MAINTENANCE • MB49 Orthotopic model showed prolonged activity with repeat dosing • BCG and VesAnktiva (incl. BCG) both show enhanced durability through maintenance INCREASED DOSING • 80KE dose already being studied in Ph 1a – may accelerate therapeutic onset RIMING Priming will likely shorten onset of activity and may limit effect of TURBT on CIS Original BCG in NMIBC concept based on trained immunity from TB vaccination

15 DEMONSTRATED SYNERGY WITH ANTI - PD1, PREVIEW OF PAPILLARY STRATEGY CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute In - Vitro Evidence of Immune - Activation Murine study in non - immunoresponsive cancer model CD4 T cells CD8 + T cells T cells isolated from two healthy donors (n=2) were treated with 0.2 KE/ml TARA - 002 for 72 hours. Then, T cells were analyzed by flow cytometry for KI67, CTLA4 and PD - 1 quantification. Supernatants were collected for ELISA test Mean ц SEM. Two - way ANOVA, post - hoc Sidak’s test. *, P<0.05, ***, P<0.001, ****, P<0.0001 5 20 0 1000 2000 3000 10 15 Days Post - Treatment Tumor Volume (mm 3 ) ٓٓٓ ٓٓٓ ٓ Control Anti - mPD - 1 TARA - 002 TARA - 002 + anti - mPD - 1 In an orthotopic mouse model of TNBC (using EMT6 cells) that is unresponsive to anti - PD - 1 monotherapy , combination of an anti - PD - 1 mAb and TARA - 002 was more effective than either monotherapy. FDA has cleared combo with pembrolizumab study, plan to initiate Ph2 in 2H’24

TARA-002 HAS FAVORABLE TOLERABILITY THAT WILL HELP SUPPORT ADOPTION

AEs reflect urinary tract instrumentation effects, such as bladder spasm, burning sensation and UTI
AEs consistent with known safety profile of an immune-potentiating drug, such as flu-like symptoms

	Grade 1 Adverse Events (AEs) (mild)	Grade 2 AEs (moderate)	Grade 3 AEs (severe)	Grade 4 AEs (life-threatening)	Grade 5 AEs (result in death)
Total AEs for all dosing levels (16 CIS ± Ta/T1 and 6 HGTa)	132	22	4	-	-
Most commonly reported AEs (≥ 5%)	Bladder spasm (11%) Fatigue (9%) Micturition urgency (6%) Headache (5%) ALP low (5%) RBC count low (5%)	Bladder spasm (14%) Burning sensation (14%) UTI (14%) Cough (9%) Anorexia (5%) Anxiety (5%) Back pain (5%) Chills (5%) Dermatitis diaper (5%) Fatigue (5%) Hyperhidrosis (5%) Nausea (5%) Pyrexia (5%) Tinnitus (5%) Vomiting (5%)	***All Grade 3 AEs were deemed to be not treatment-related:*** Hypoxia[1] Creatinine increased[2] Acute pyelonephritis[3] Sepsis[4]	None	None

*Patient dosed across trials: ADVANCED-1 Ph 1a = 3 patients; ADVANCED-1 Ph 1b = 8 patients; ADVANCED-12 Ph2 naïve cohort = 5 patients

Data cutoff 3/19/24

1. Patient had hypoxia due to difficult extabation after TURBT and was resolved after treatment. Patient had ongoing asthma and COPD.
2. Patient had chronic pyelonephritis of right kidney (Stage 2 CKD). Not suspected to be caused by TARA-002 and resolved after management.
3 & 4. Patient had acute pyelonephritis and sepsis during screening period and was not enrolled into the study.

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CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

Definitions: AEs=Adverse events; UTI=urinary tract infection; ALP=Alkaline phosphatase; RBCs=red blood cells

TARA-002 ADMINISTRATION IS AMONG THE EASIEST OF NMIBC TREATMENTS

TARA-002 has reduced burden for physicians and patients

TARA-002	EG-70	N-803/BCG-TICE	Adstiladrin	Cretostimogene
No vial thaw, simple preparation; no pre/post treatment protocol	**No vial thaw, simple preparation; no pre/post treatment protocol**	**Risk of infection for patient and caregivers; urine decontamination burden**	**Vial thaw introduces preparation bottleneck; elevated biosafety procedures required; additional pre/post burden for patients**	**Complex process with unclear vial thaw, biosafety, and urine decontamination requirements**
• Preparation: can be conducted on open table or benchtop; no special handling	• Preparation: can be conducted on open table or benchtop; no special handling	• Preparation: mask/gown required to avoid infection • 6-hour period of required urine bleaching	• Antichollinergic premedication • 3 – 10 hour vial thaw • Preparation: "universal biosafety precautions" required; USPI contains infection risk warning • 48-hour period of required urine bleaching	• Thaw process not disclosed • Preparation: BSL2/2+ handling likely required • Saline wash • DDM wash • Saline wash • DDM re-infusion and dwell (15 min) • Urine bleaching requirements not disclosed

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Definitions: USPI – U.S. prescribing information; DDM - dodecyl maltoside

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17

HIGH-RISK, HIGH GRADE NMIBC: A SIGNIFICANT ADDRESSABLE MARKET IN THE US

Even in highly competitive scenarios, the market is large enough to sustain multiple entrants

US NMIBC Prevalence[1]	***~545,000 patients***
X US HR/HG NMIBC Prevalence - ~45%[1] =	***~245,000 patients***
X Annual recurrence based on 3 yr US recurrence rate ~80%[2] =	***~65,000 patients***
+ Est. Annual US incident HG/HR population[1,3] of 27,000 patients =	***~92,000 new patients***

Over 90K HR/HG NMIBC annual patients, at branded therapeutics pricing = ~$5bn-$6bn addressable US market broad enough for a variety of modalities and mechanisms of action (MOAs) to succeed

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CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

1. SEER Bladder Cancer Facts, estimated from 2020 figures. 2. Campbell Walsh 11th edition, Elsevier.
3. Yu, et al: j European Urology; Volume 61, Issue 6, June 2012, Pages 1239-1244

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TARA-002 HAS A DIFFERENTIATED PROFILE IN NMIBC WITH ENCOURAGING INTERIM DATA

BROAD SPECTRUM IMMUNE ACTIVATION

- Broad immunopotentiation is known to drive durable response (e.g., BCG)

LOGISTIC PROFILE IDEAL FOR COMMUNITY SETTING

- No additional administration procedures or safety protocols required vs. other products

INACTIVATED BACTERIA

- Improves tolerability
- Allows for systemic administration

FAVORABLE REGULATORY PATH

- Single arm, open-label trial design in BCG-unresponsive NMIBC
- Mandatory 3-month biopsy with NO mandatory 6-or 12-month biopsy

PROMISING PROFILE FOR COMBINATION THERAPY

- No overlapping toxicities with other treatments
- Pre-clinical studies underway

STATE-OF-THE-ART MANUFACTURING WITH RELIABLE SUPPLY

- Advanced, FDA-inspected manufacturing with 20mm vial capacity
- Reliable cGMP process; Already manufacturing commercial scale product
- Significantly shorter doubling time (2hrs) vs. BCG (16hrs) means TARA-002 will not face any of the BCG supply issues

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19

IV CHOLINE CHLORIDE Phospholipid substrate replacement therapy for patients dependent on parenteral nutrition (PN)

OVERVIEW OF PARENTERAL NUTRITION 21 Crohn's 23% Mesenteric Ischemia 19% Chronic Pseudo - Obstruction 23% Mucosal Disease 5% Radiation Enteritis 5% Familial Polyposis 4% Other 21% Underlying Etiology (1) Over time, dependent on PN Liver disease a well - known consequence of PN Patients are dependent on PN to meet their nutritional needs; cannot sufficiently create or absorb many important nutrients; most notably Choline Majority of nutrition is delivered via central line as a sterile injectable drug – only approved via NDA ~40,000 HPN patients in the US 3 1. Sasdelli et al. J Clin Nutr.2018;1:8. | 2. Cavicchi et al. Ann Intern Med. 2000;132:525 - 532 | Data on file HPN=Home parenteral nutrition; NDA=New Drug Application 0% 20% 40% 60% 2 yrs 4 yrs 6 yrs 8 yrs Complicated Liver Disease in PN (2)

FDA HAS CLEARED THE WAY FOR PK/PD - BASED ENDPOINTS FOR OUR PIVOTAL STUDY 22 1. Buchman et al, Clin Nutr, 1993 | 2. Chawla R, et al. Am J Clin Nutr. 1986 42:577 - 584. | 3. Zeisel S, et al. Neurology. 1980 30:1226 - 1229. Definitions: IV, intravenous; PN, parenteral nutrition. © 2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute ~80% of PN patients are choline deficient • ~80% of PN - dependent patients are choline - deficient and have some degree of liver damage 1 • Data confirm choline deficiency results in liver, bone, muscle and cognitive impairment. 2,3 Phase 2 study confirmed choline replacement restored normal levels • Choline replacement is included in guidelines and recommendations by key PN professional associations • Independently conducted Phase 2 data demonstrated significant improvement in serum choline concentrations and a pronounced impact on steatosis FDA has cleared the way for “source of choline” label with single study • FDA granted a targeted label of “source of choline for parenteral nutrition patients who are, or may become, choline - deficient” • Single study demonstrating an increase in choline levels required (already demonstrated in Ph 2 trial) • 40K addressable patient population, no competitors and compound patent in U.S. to 2041

INDEPENDENT STUDIES DEMONSTRATE THAT TREATMENT WITH IV CHOLINE RAPIDLY RESTORES CHOLINE LEVELS AND IMPROVES STEATOSIS 23 CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute PLASMA FREE CHOLINE LEVELS: ALL PATIENTS (1) Choline supplementation was discontinued at week 24. Data are presented for all subjects up until time of withdrawal from the study. PLASMA FREE CHOLINE Nmol/ml Choline D/C’d 0 2 4 6 20 24 34 P=0.225 P=0.043 P=0.034 P=0.025 P=0.011 P=0.021 P=0.074 45 40 35 30 25 20 15 10 5 0 Choline 12 16 Assessment Week Placebo // // CLINICALLY MEANINGFUL IMPROVEMENT IN STEATOSIS (1) P=0.385 Studies conducted by independent academic institution 1. Buchman et al. JPEN, 2002 - Protara Therapeutics re - analysis of patient CRFs, data on file. Choline D/C'd Assessment Week S Means tderr) ange f aseli L (+/ - s of ch rom B ne of MRI - p= 0.4770 p= 0.0197 p= 0.0312 p= 0.0180 p= 0.0014 p= 0.0091 p= 0.0021 p= 0.1823 // // - 15 - 12 - 9 - 6 - 3 0 3 2 4 6 12 16 20 24 34 Placebo Choline Chloride * * * ** ** ** - 3 3 0 - 6 - 9 - 2 1 - 15 Assessment Week *p<0.02 **p<0.05 2 4 6 12 16 20 Choline D/C’d 34 24 Significant differences in the LS mean change from baseline in MRI - PDFF observed in Choline group vs. placebo at Weeks 4 - 24, demonstrating a clinically meaningful and statistically significant reduction in steatosis (range 31% - 54%) * CT converted to MRI - PDFF: *MRI - PDFF (%) = - 0.572*Liver CT(HU) + 37.264 LS Mean ( std err) of Change from Baseline in M PD R F I - F PDFF Primary endpoint to replicate in registrational trial Secondary endpoint to replicate in registrational trial to support clinical benefit

SINGLE, PIVOTAL SEAMLESS 2B/3 STUDY WITH PK ENDPOINT Protara Confidential Information OLE = open label extension Seamless Phase 2b/3 double - blinded, randomized, placebo - controlled THRIVE - 3 trial to assess the safety and efficacy of IV Choline Chloride in adolescents and adults on long - term PN when oral or enteral nutrition is not possible, insufficient, or contraindicated (n=120) Primary endpoint: Change in plasma choline concentration from baseline to Week 8 Secondary endpoints: Steatosis and liver function tests Initial PK Phase 18 months or until approval 1g/day 4g/day n = 8 n = 8 2g/day n = 8 OLE Dose Selection no sooner than Week 8 1:1:1 Double - Blind PK Phase Low Dose Choline Chloride High Dose Choline Chloride Placebo 1 o Endpoint: Week 8 2 o Endpoint: Week 24 OLE 2:2:1 n = 48 n = 48 n = 24 N = 120 N = 24 1 o Endpoint: Week 8 2 o Endpoint: Week 24 1 o Endpoint: Week 8 2 o Endpoint: Week 24 1 o Endpoint: Week 8 2 o Endpoint: Week 24 1 o Endpoint: Week 8 1 o Endpoint: Week 8 2 o Endpoint: Week 24 2 o Endpoint: Week 24 Primary endpoint: Determining PK profile CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

CHOLINE REPLACEMENT RECOMMENDED IN KEY PN GUIDELINES

Parenteral Nutrition Professional Societies' Position on Choline

Guidelines / Position Paper	ASPEN 2012 Position Paper (Vanek et al.)[3]:	ESPEN Micronutrient Guideline 2022 (Berger et al.)[4]:
	• Includes recommendations for Multivitamins & Multi-Trace Element PN Products • Recognises the **impact of long-term choline deficiency on the development of steatosis and hepatocellular carcinoma** • Recommends that **a commercially available parenteral choline product, either as an individual product or incorporated into a multivitamin product, should be developed and routinely added to adult PN formulas** at a dose of 550 mg per day	• **(Can/may)** monitor choline in patients with abnormal liver function • **(Can/may)** consider treatment of HPN patients with abnormal liver function or proven deficiency with 550mg-2g/day choline • **(Can/may)** prescribe a dose of 400-550 mg choline via EN or PN per day has been suggested to support lipid metabolism aspen

ESPEN
The European Society for Clinical Nutrition and Metabolism

PROTARA THERAPEUTICS

Sources: 1. ASPEN PN Guidelines 2. ESPEN Guideline 3. Vanek et al. 2012. 4. Berger et al. 2022 . Abbreviations: IV = intravenous; (H)PN = (home) parenteral nutrition; EN = enteral nutrition.

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TARA - 002 Lymphatic Malformations (LMs)

27 TARA - 002 IN LMs LYMPHATIC MALFORMATIONS Rare, non - malignant lesions consisting of dilated, lymphatic fluid - filled sacs caused by abnormal development of the lymphatic endothelial system (1) EPIDEMIOLOGY Epidemiology: incidence of lymphatic malformations is ≈1,400 - 1,800 LM cases per year (2) CURRENT TREATMENT OPTIONS Current treatment options include surgical excision with high complication (33%) and recurrence (55%) rates (3) as well as off - label use of sclerosants PRV UPON APPROVAL (POTENTIALLY $75MM - $100MM NON - DILUTIVE CAPITAL) Granted RPDD in 2021 NEXT STEPS Complete enrollment of first safety cohort and commence efficacy expansion cohort in Ph 2 STARBORN - 1 trial by end - 2024 1. Brouillard P, et al. J Clin Invest. 2014;124:898 - 904. | 2. Internal company estimates | 3. Ha J, et al. Curr Ped Rev. 2014;10:238 - 248. CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

CLEAR EVIDENCE OF BIOLOGIC ACTIVITY OBSERVED WITH OK - 432* 28 Completed clinical study of OK - 432 (TARA - 002 predecessor therapy) in U.S. suggests effectiveness with strong support for safety profile BEFORE AFTER BEFORE AFTER BEFORE AFTER BEFORE AFTER CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute *TARA - 002 is developed from the same master cell bank as OK - 432

ROBUST CLINICAL RESULTS IN LARGE, ACADEMIC STUDY OF OK-432

69% CLINICAL SUCCESSǂ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT


ITT: Observations 6 Months After Enrollment
69%
P < 0.0001
7.5%
Immediate Treatment Group (N=110)
Delayed Treatment Group Pre-Treatment** (N=40)

- During this same period, 7.5% of patients in the delayed treatment group experienced spontaneous regression of LM
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

84%* CLINICAL SUCCESSǂ IN PATIENTS WITH MACROCYSTIC LESION TYPES


Complete or Substantial Response
by Radiographically Confirmed Lesion Type**
84%
22%
62%
60%
32%
28%
0%
Complete Response
Substantial Response
Macrocystic Lymphangiomas (n=77)
Mixed (n=47)
Microcystic Lymphangiomas (n=14)

- Patients with radiographically confirmed macrocystic lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

ǂ Clinical Success was defined as complete or substantial response.
*Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 66%, which was not statistically different from the Immediate Treatment Group.
**Results were analyzed by lesion type across all treatment groups
1. Results based on retrospective analysis of source verified data that included the full dataset of subjects enrolled in randomized study between January 1998 and August 2005, including data in the published study (Smith et al. 2009) which included subjects enrolled between January 1998 and November 2004.

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30 TARA - 002 IN LMS: PHASE 2 STARBORN - 1 TRIAL UNDERWAY Single Arm Open - Label Safety and Efficacy Study of TARA - 002 in Pediatric Patients with Macrocystic and Mixed - cystic LMs (N=29) 6 years to < 18 years 2 years to < 6 years 6 months to < 2 years Phase 2a: Safety Lead - In Phase 2b: Expansion Enroll N = 3 Enroll N = 3 Expansion Age De - escalation Age De - escalation Expansion DMC Review DMC Review DMC Review Enroll N = 3 Enroll N = 10 Enroll N = 10 CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

SUMMARY

ENCOURAGING INTERIM NMIBC DATA; DE-RISKED RARE DISEASE PROGRAMS

TARA-002 in NMIBC

- **Encouraging**, pooled* **3-month interim** data in 16 CIS patients
- **Expecting enhanced CR Rates**
  - **MOA** and **non-clinical study** suggest **enhanced, durable** CRs following continued dosing
  - Planned **reinduction, priming** and exploring **higher dose**
  - Planned **anti-PD-1 combo** POC study
- **Unique characteristics** anticipated to drive significant adoption

IV Choline Chloride in Parenteral Nutrition

- **Aligned with FDA** on **single pivotal study** showing restoration of choline levels (already demonstrated in phase 2)
- **40K** addressable patient population, ODD and compound patent in U.S. (2041 exp.)
- Planning to initiate **pivotal study by YE'24**

TARA-002 in LMs

- De-risked rare disease program with **PRV opportunity**
- Ph 2 trial ongoing

*Patient contribution across trials: ADVANCED-1 Ph 1a = 3 patients; ADVANCED-1 Ph 1b = 8 patients; ADVANCED-12 Ph 2 naïve cohort = 5 patients Data cut off date: 3/19/24

Definitions: CR= Complete response, NMIBC = non-muscle invasive bladder cancer; MOA = mechanism of action; CIS = Carcinoma in situ; PK/PD=Pharmacokinetic/pharmacodynamic; PN=parenteral nutrition; LMs=lymphatic malformations; PRV=pediatric review voucher

PROTARA THERAPEUTICS
© 2024 Protara Therapeutics. All Rights Reserved - Do Not Copy or Distribute
32

APPENDIX

34 [56 - 90] 73 Median age, years [range] Sex, number 81% 13 Men 19% 3 Women Race/Ethnicity 100% 16 White - Black - Asian - Other 6% 1 Hispanic or Latino 94% 15 Non - Hispanic or non - Latino Baseline ECOG 31% 5 1 63% 10 2 6% 1 3 TARA - 002 IN NMIBC: DEMOGRAPHICS AND DISEASE CHARACTERISTICS FROM POOLED 3 - MONTH EVALUABLE PATIENTS % n Median number of prior BCG doses 19% 3 Subjects with ≥ 12 prior BCG doses 81% 13 Subjects with < 12 prior BCG doses Type of prior non - BCG treatments 1 Gem 3 Gem/Doce 2 Mitomycin 1 Pembrolizumab 1 Other Number of prior TURBT 12% 2 Subjects with > 3 TURBTS 88% 14 Subjects with ≤ 3 TURBTS BCG Status 57% 9 BCG naïve 12% 5 BCG unresponsive 31% 2 BCG exposed Disease type 50% 8 CIS only 32% 5 CIS + Ta 18% 3 CIS + T1 Data cutoff 3/19/24 *Patient contribution across trials: ADVANCED - 1 Ph 1a = 3 patients; ADVANCED - 1 Ph 1b = 8 patients; ADVANCED - 12 Ph2 naïve cohort = 5 patients CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

TARA-002 IN NMIBC: PHASE 1 CLINICAL TRIAL DESIGN

PHASE 1 Dose finding, open-label trial with expansion evaluating intravesical TARA-002 in adults with high-grade NMIBC

Phase 1a: Dose Escalation[1]

Enroll → 10 KE → 20 KE → 40 KE → 80 KE

3+3 Dose Escalation Design

Expansion

NMIBC
HGCIS or HGTa in patients previously treated or unable to access BCG (BCG-naïve[2])
N = 9–18 patients

- Evaluate safety, tolerability and preliminary signs of anti-tumor activity of TARA-002 and establish MTD and RP2D for Phase 2 study

Phase 1b: Expansion Cohort[1]

RP2D (40KE) → Enroll

NMIBC
HGCIS active disease[3]
N = up to 12 patients*

*Subjects enrolled in the dose expansion phase will not include subjects previously enrolled and treated in the dose escalation phase

- Further assess safety and preliminary signs of anti-tumor activity of TARA-002 at the established RP2D

PROTARA THERAPEUTICS

1. Subjects will receive weekly intravesical doses of TARA-002 instillation for 6 weeks. | 2. Defined as not previously treated with or unable to access BCG. | 3. Defined as disease present at last cystoscopic evaluation during the dose expansion phase.
Definitions: BCG, bacillus Calmette-Guérin; HGCIS, high-grade carcinoma in situ; HGTa, high-grade Ta; KE, Klinische Einheit; MTD, maximum tolerated dose; RP2D, recommended phase 2 dose; TURBT, trans urethral resection of bladder tumor.

35

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TARA - 002 IN NMIBC: ADVANCED - 2 TRIAL DESIGN 36 REGISTRATIONAL DESIGN : BCG - Unresponsive (CIS +/ - Ta/T1) Primary endpoint of high - grade complete response (CR) at any time at 6mos; Key secondary of 12 - month DOR Maintenance (months 6 - 18) 3 weekly instillations every 3 months Induction (N=27) 6 weekly instillations Futility analysis when 25 subjects complete month 6 response assessment CR, Maintenance (months 3 - 18) 3 weekly instillations every 3 months Re - induction (if eligible*) 6 weekly instillations Follow up Follow up CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute DOR = Duration of response Maintenance (months 6 - 18) 3 weekly instillations every 3 months Follow up Follow up Induction (N=75 - 100) 6 weekly instillations CR, Maintenance (months 3 - 18) 3 weekly instillations every 3 months Re - induction (if eligible*) 6 weekly instillations BCG - Naïve or Exposed >24 months since last treatment (CIS +/ - Ta/T1) Month 18 Month 60 Day 1 Month 3 Month 6 10pt Risk - benefit analysis across Cohorts A & B Month 18 Month 60 Month 6 Day 1 Month 3

BLADDER CANCER: SIGNIFICANT UNMET NEED WITH LIMITED TREATMENT OPTIONS

All Bladder Cancers



~80,000

People will be **diagnosed with bladder cancer** this year in the US[1]

~725,000

People estimated **living with bladder cancer** this year in the US[1]

NMIBC


CIS
(carcinoma in situ)
Ta
(urothelium)
T1
(lamina propia)
Inner lining
(urothelium)
Connective tissue (lamina propia)
Superficial muscle
Deep muscle
Fat tissue



~75%

Of all bladder cancer diagnoses are **NIMBC**[2]



80%

Estimated to **recur in 3 years**[3]

BCG-UN; Significant unmet need



~40% to 50%

BCG failure rate

radical cystectomy is the SOC after BCG failure[4]

FDA

Currently approved therapies for **BCG-unresponsive NMIBC** were approved on the basis of **single arm trials**

1. National Cancer Institute. SEER Bladder Cancer – Stat Facts. Accessed April 25, 2023. | 2. Anastasiadis et al. Therapeutic Advances in Urology, 2012. | 3. Campbell Walsh 11th edition, Elsevier. | 4. J Gual Frau et al. Arch Esp Urol. 2016.

PROTARA THERAPEUTICS

37

TARA - 002: MANUFACTURING IS A POTENTIAL COMPETITIVE ADVANTAGE 38 x 20 million vial/year capacity with ability to 5x supply as needed x 47 successful batches run to date, 15 at commercial scale x Capable of manufacturing cGMP commercial product in preparation of Chugai partial change application completion; anticipated for end - 2024 x Completed FDA inspection without Form 483s x Two - week batch completion time vs. 3 months for BCG x We believe our manufacturing process is a competitive advantage CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute

CHOLINE DEFICIENCY RESULTS IN HEPATOBILIARY PATHOPHYSIOLOGY

Diminished Choline = Insufficient phosphatidylcholine (PC), resulting in hepatobiliary injury

Affected Pathways



Folate
THF
MTHFR
MTHF
MS
BHMT
Met
MAT1A
MAT2A
SAM
2 MG
Betaine
HCY
SAH
GSH
2
MT
PE
Gly
DNA/RNA
Protein
Methylated
Product
GNMT
Sar
PEMT
PC
CDP-
Choline
1
PCYT1
P-Choline
Choline

- PC is the most ubiquitous phospholipid in the body
  1. Throughout the body, PC is synthesized almost exclusively through exogenous choline consumption (Kennedy pathway)
  2. Intra-hepatically, the PEMT pathway can provide 30% of the liver's needs[1]

Steatosis



- PC is the primary lipid of the VLDL particle surface mono-layer. Low PC levels inhibit VLDL packaging and secretion. Without sufficient VLDL – fats rapidly accumulate in hepatocytes[2]

Cholestasis



- PC comprises ~ 40% of bile's organic matter[3]. Insufficient PC in bile increases free bile salts, restricting bile flow and damaging biliary epithelium[4][5]

PROTARA
THERAPEUTICS

39

IV CHOLINE: SUPPORTIVE EVIDENCE ACROSS 4 INDEPENDENTLY CONDUCTED CLINICAL STUDIES



1994 – Choline PK Study[1]
n=4 PN patients

1st continuous exposure to IV Choline, established safety and 2g dose

1995 - Choline Pilot Study[2]
n=4 PN patients

IV Choline replacement reversed steatosis, improved other measures of hepatobiliary injury

2001 - Choline Phase 2 RCT[3]
n=15 PN patients

2g dose confirmed, reversal of steatosis, improvement in cholestasis (reduction of Alkaline Phosphatase)

2023 – THRIVE-1[4]
n=88 PN patients

77% of PN patients were choline deficient in the intestinal failure patient population

PROTARA THERAPEUTICS

1. Buchman A, et al. Clin Pharmacol Ther. 1994;55:277-283.. | 2. Buchman A, et al. Hepatol. 1995;22:1399-1403. | 3. Buchman A, et al. JPEN. 2001;5:260-268. | 4. Protara data on file

40

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DEEPLY EXPERIENCED BOARD OF DIRECTORS 41 Luke Beshar Chairman Roger Garceau, MD Director Barry Flannelly, PharmD, MBA Director Jane Huang, M.D. Director Richard Levy, MD Director Greg Sargen Director Cynthia Smith, MBA Director Michael Solomon, PhD Director CONFIDENTIAL ©2024 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute Jesse Shefferman, Protara CEO is also on the BoD